UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA, RIVERSIDE DIVISION

In Re:		CHAPTER 11 (BUSINESS)

Vineyard National Bancorp		Case Number:	09-26401-RN
		Operating Report Number:	3
	Debtor(s).	For the Month Ending:	Sep-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,968,970.25

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			55,272.84
ACCOUNT REPORTS

3. BEGINNING BALANCE:			1,913,697.41

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing
Accounts Receivable - Pre-filing
General Sales
Other (Specify)	Insurance Refunds	60,231.64

TOTAL RECEIPTS THIS PERIOD:			60,231.64

5. BALANCE:			1,973,929.05

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		38,600.00
Disbursements (from page 2)		7,730.67

TOTAL DISBURSEMENTS THIS PERIOD:			46,330.67

7. ENDING BALANCE:		1,927,598.38

8.	General Account Number(s):	XXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100
		Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/1/2009	1010	Premier Business Center	Office Rent-Sept 2009		3,372.94	3,372.94
	1011	***			0.00	0.00
	1012	***			0.00	0.00
9/3/2009	1013	Mini U Storage	Storage Rent-Sept 2009		139.00	139.00
9/10/2009	1014	Office Depot	Office Supplies		76.10	76.10
9/10/2009	1015	Fed-Ex Kinkos	Delivery Charges		22.79	22.79
9/16/2009	1016	Donald Pelgrim	Parking		11.50	11.50
9/22/2009	1017	Vintage Filings	8-K & MOR Electronic Filing		309.00	309.00
9/23/2009	1018	ComputerShare	Transfer Agent Fee		748.03	748.03
9/30/2009	1019	Premier Business Center	Office Rent-Oct 2009		3,051.31	3,051.31
						0.00
9/2/2009	n/a	VNBC Payroll	Transfer to Payroll Account	14,000.00		14,000.00
9/15/2009	n/a	VNBC Payroll	Transfer to Payroll Account	12,000.00		12,000.00
9/25/2009	n/a	VNBC Payroll	Transfer to Payroll Account	12,600.00		12,600.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
		TOTAL DISBURSEMENTS THIS PERIOD:		38,600.00	7,730.67	$46,330.67

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.
*** Checks 1011 and 1012 were accounted for on the August 09 MOR. Check 10110 was issued out of sequence. It was issued on 9/1/09 to Premier Business Centers.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$1,931,397.72

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1018	9/23/2009	748.03
1019	9/30/2009	3,051.31

TOTAL OUTSTANDING CHECKS:			3,799.34

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,927,598.38

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			39,200.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			30,347.80
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			8,852.20

4. RECEIPTS DURING CURRENT PERIOD:			38,600.00
	(Transferred from General Account)

	5. BALANCE:		47,452.20

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		30,297.31

7. ENDING BALANCE:			17,154.89

8.	PAYROLL Account Number(s):	XXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/15/2009	1010	VOID		0.00
9/2/2009	1011	EDD	State Payroll Taxes-August 2009	2,805.00
9/16/2009	1012	James G. LeSieur	Net Paycheck for 08/29/09-09/11/09	855.48
9/16/2009	1013	Donald H. Pelgrim	Net Paycheck for 08/29/09-09/11/09	6,411.76
9/25/2009	1014	James G. LeSieur	Net Paycheck for 09/12/09-09/25/09	1,381.90
9/25/2009	1015	Donald H. Pelgrim	Net Paycheck for 09/12/09-09/25/09	6,411.78

9/15/2009	EFT	United States Treasury	Federal Payroll Taxes-August 2009	12,431.39

			TOTAL DISBURSEMENTS THIS PERIOD:	30,297.31

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$18,536.79

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1014	9/25/2009	1,381.90

TOTAL OUTSTANDING CHECKS:			1,381.90

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$17,154.89

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		10,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:		10,000.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
(Transferred from General Account)

5. BALANCE:		10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		10,000.00

8. TAX Account Number(s):	XXXXXXXX

Depository Name & Location:	Commerce National Bank
	4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	1,927,598.38
		Payroll Account:	17,154.89
		Tax Account:	10,000.00
*Other Accounts:

*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				1,954,753.27

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Premier Business Centers	Monthly*	3,166.30	0	0.00	Due on last day of each month
Mini U Storage	Monthly	139.00	0	0.00	Due on 17th of each month

			TOTAL DUE:	0.00
*The monthly payment amount will fluctuate based on CAM charges, phone usage, secretarial support and related administrative charges.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
			Total Wages Paid:	61,831.98

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	4,258.00	0.00
	State Withholding	2,229.93	0.00
	FICA- Employer's Share	1,978.00	0.00
	FICA- Employee's Share	1,744.45	0.00
	Federal Unemployment	112.00	0.00
	Sales and Use		0.00
	Real Property		0.00
Other:
	TOTAL:	10,322.38	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability*	St. Paul Mercury	$1,000,000	2/1/2010	2/1/2010
Worker's Compensation*	Travelers Casualty & Surety Company	$1,000,000	2/1/2010	2/1/2010
Casualty	N/A
Vehicle	N/A
Others: Personal Property*	St. Paul Mercury	$100,000	2/1/2010	2/1/2010
D&O	St. Paul Mercury	$5,000,000	12/31/2009	12/31/2009
D&O (excess)	National Union Fire Insurance Company of Pittsburg, PA (AIG)	$5,000,000	12/31/2009	12/31/2009
D&O (excess)	XL Speciality Insurance Company	$15,000,000	12/31/2009	12/31/2009
Employment Practices	Admiral Insurance Company	$2,000,000	12/31/2009	12/31/2009

* The Package Policy (which includes general liability and personal property coverage) and the Workers Compensation are each paid in full through and expire on 2/01/10.  Due to reductions in coverage for those portions of the policies covering the bank's assets which were no longer required post-closure of Vineyard Bank, a refund in the amount of $23,483.04 was received under the Package Policy and a refund in the amount of $36,748.60 was received under the Workers Compensation policy.  Such refunds are potentially subject to allocation between Vineyard Bank and the Debtor.

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2009	74,448.62	650.00			650.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		650.00		0.00	650.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
James G. LeSieur, III		$5,769.23 bi-weekly**	9,519.18
Donald H. Pelgrim, Jr.		$10,175.69 bi-weekly	29,509.50

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**  James LeSieur changed to a part time hourly basis effective 08/01/09. Mr. LeSieur's hourly rate, which is calculated based upon the above gross compensation amount for 20 hours per week, is $144.23/hour.

*** July & August salaries were paid in August.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	25,856.01	64,884.69
Payroll - Other Employees
Payroll Taxes	1,978.00	5,565.70
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property	3,511.94	6,817.24
Lease Expense - Personal Property
Insurance
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Mileage & Parking	11.50	66.80
Miscellaneous Operating Expenses (Itemize)
Legal-Bankruptcy Counsel - Landau **	69,142.55	170,183.24
Legal-Special Counsel - Manatt**	47,892.22	162,252.51
Bankruptcy Filing Fee reimbursment	0.00	(1,039.00)
Payroll/Independent Contractor/Controller Svcs*	1,445.00	6,120.00
Other Professional Services	1,707.03	2,210.03
Postage & Courier expenses	22.79	975.89
Office Supplies	100.02	250.97
Total Operating Expenses	151,667.06	418,288.07

Net Gain/(Loss) from Operations	(151,667.06)	(418,288.07)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	60,231.64	60,231.64
Total Non-Operating income	60,231.64	60,231.64

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Accounting Services
Other (Itemize)
Total Non-Operating Expenses	0.00	0.00

NET INCOME/(LOSS)	(91,435.42)	(358,056.43)

(Attach exhibit listing all itemizations required above)
*Payment to Chris Damore

** The information regarding fees and expenses accrued for legal services during September by Landau & Berger, LLP (“Landau”) and Manatt, Phelps & Phillips, LLP (“Manatt”) is for informational purposes only. Manatt and Landau did not draw down on their respective retainers for these services in September. In accordance with the Guidelines of the Office of the United States Trustee ("OUST") and the Bankruptcy Court's order approving their employment applications, Manatt and Landau have or will file and serve Professional Fee Statements for September services in October and must wait for the time to object to expire before they can draw down on their respective retainers, which will occur in November.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS			Current Month End
	Current Assets:
	Unrestricted Cash		1,954,753.27
	Restricted Cash
	Accounts Receivable
	Inventory
	Notes Receivable
	Prepaid Expenses-Rent		3,051.31
	Other (Itemize) see below
	1	Deposit under Employment Contract (Glen Terry)*	90,000.00
	2	Security Deposit	3,166.30
	3	Prepaid ESOP Administration Fee**	0.00
	4	Unamortized Issuance Costs - Subordinated Debt**	0.00
	5	Unamortized Issuance Costs - Trust I**	0.00
	6	Unamortized Issuance Costs - Trust II**	0.00
	7	Unamortized Issuance Costs - Trust III**	0.00
	8	Unamortized Issuance Costs - Trust IV**	0.00
	9	Unamortized Issuance Costs - Trust V**	0.00
	10	Unamortized Issuance Costs - Trust VI**	0.00
	11	Unamortized Issuance Costs - Trust VII**	0.00
	12	Unamortized Issuance Costs - Trust IX**	0.00
	13	Prepaid Expense - Shareholder (Equilar) **	0.00
	14	Retainer - Bankruptcy Counsel***	16,831.74
	15	Retainer - Special Counsel***	131,663.49
		Total Current Assets		2,199,466.11

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
		Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
	Due from Insiders
	Other (Itemize)		0.00
	1	Investment in Bank****	0.00
	2	Investment in Subsidiary-Trust I*****	0.00
	3	Investment in Subsidiary-Trust II*****	0.00
	4	Investment in Subsidiary-Trust III*****	0.00
	5	Investment in Subsidiary-Trust IV*****	0.00
	6	Investment in Subsidiary-Trust V*****	0.00
	7	Investment in Subsidiary-Trust VI*****	0.00
	8	Investment in Subsidiary-Trust VII*****	0.00
	9	Investment in Subsidiary-Trust VIII*****	0.00
	10	Investment in Subsidiary-Trust IX*****	0.00
	11	Investment in Subsidiary-Trust XI*****	0.00
		Total Other Assets		0.00

TOTAL ASSETS				2,199,466.11

LIABILITIES
Post-petition Liabilities:
	Accounts Payable		2,118.92
	Taxes Payable
	Notes Payable
	Professional fees
	Secured Debt
	Other (Itemize)
	1	Accrued payroll and related taxes	13,375.09
		Total Post-petition Liabilities		15,494.01

Pre-petition Liabilities:
	Secured Liabilities	50,990,454.22
	Priority Liabilities
	Unsecured Liabilities ******	130,517,492.08
	Other (Itemize)
	Total Pre-petition Liabilities		181,507,946.30

TOTAL LIABILITIES			181,523,440.31

EQUITY:
	Pre-petition Owners’ Equity	(178,965,917.77)
	Post-petition Profit/(Loss)	(358,056.43)
	Direct Charges to Equity
TOTAL EQUITY			(179,323,974.20)

TOTAL LIABILITIES & EQUITY			2,199,466.11

* By Order entered on September 4, 2009, the Bankruptcy Court authorized the Debtor to transfer the $90,000 in funds currently held at City National Bank ("CNB") to the Debtor's Operating account. As the account was originally established in the name of Vineyard Bank, CNB has not authorized the transfer.  However, the Debtor is continuing to work with CNB and the FDIC for the release of funds.

 ** The unamortized costs associated with the original establishment of ESOP and issuance of securities were incurred at issuance but amortized over the anticipated life of the entities. The book value of these items as of the petition date was set forth in the July MOR. These costs have been written off as of the petition date and therefore are not repeated here.

*** See the double asterisk on Tab IX.

Prepaid Retainers for Bankruptcy Counsel and Special Counsel were adjusted downward by $12,985.02 and $6,084.00 respectively. The activity occurred pre-petition, hence the adjustment was made to the Pre-petition Owners' Equity account. As of the petition date, the prepaid legal retainers for Landau and Manatt respectively were $187, 014.98 and $293,916.

**** Vineyard Bank, the Debtor's wholly-owned subsidiary, was seized by Office of the Comptroller of the Currency on July 17, 2009; therefore, no value likely remains.

***** The value of Debtor's common security interests in each of the subsidiary trusts is unknown, but likely valueless.
	The book value as of the petition date (as opposed to actual or recoverable value) is listed below:

			Book Value
	2	Investment in Subsidiary-Trust I	400,534.49
	3	Investment in Subsidiary-Trust II	166,405.84
	4	Investment in Subsidiary-Trust III	331,613.24
	5	Investment in Subsidiary-Trust IV	329,501.10
	6	Investment in Subsidiary-Trust V	330,821.83
	7	Investment in Subsidiary-Trust VI	395,663.43
	8	Investment in Subsidiary-Trust VII	327,729.85
	9	Investment in Subsidiary-Trust VIII	324,986.53
	10	Investment in Subsidiary-Trust IX	483,483.02
	11	Investment in Subsidiary-Trust XI	584,558.72
				3,675,298.05

******		Certain disputed claims listed on Schedule F are not included on the MOR Balance Sheet.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
7 day package has been filed and Debtor in Possession is working with counsel on the preparation of a liquidating plan.

4.	Describe potential future developments which may have a significant impact on the case:
Litigation strategies are being developed which could generate additional assets for the bankruptcy estate.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	James G. LeSieur, III, Chief Financial Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession